Exhibit 10.12

FIRST AMENDMENT TO SERVICES AGREEMENT

This First Amendment to the Services Agreement, dated as of September 30, 2014 (this “Amendment”), is made and entered into among REALTY CAPITAL SECURITIES, LLC, a Delaware limited liability company, RCS ADVISORY SERVICES, LLC, a Delaware limited liability company and AMERICAN NATIONAL STOCK TRANSFER, LLC, a Delaware limited liability company (collectively, the “Original Company Parties”), RCS CAPITAL CORPORATION, a Delaware corporation and the indirect parent of the Original Company Parties (the Original Company Parties and RCS Capital Corporation are hereinafter referred to as, the “Company”), and AMERICAN REALTY CAPITAL ADVISORS, LLC, a Delaware limited liability company, and ARC ADVISORY SERVICES, LLC, a Delaware limited liability company (collectively, the “Service Provider”).

RECITALS

The Original Company Parties and the Service Provider are parties to that certain services agreement (the “Agreement”), dated as of June 4, 2014; and

The Original Company Parties and the Service Provider desire to amend the Agreement, as set forth in greater detail below;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Company and the Service Provider, for themselves and their respective successors and permitted assigns, hereby agree as follows:

1.          The definition of the “Company” is hereby amended and replaced with:

RCS Capital Corporation, a Delaware corporation (NYSE: RCAP) and its subsidiaries (collectively, the “Company”).

2.          Effect on the Exchange Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect and the Agreement, as amended by this Amendment, is hereby ratified and affirmed in all respects. On and after the date hereof, each reference in the Agreement to “this Agreement,” “herein,” “hereunder” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment.

3.          Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

4.          Counterparts. This Amendment may be executed (including by facsimile transmission with counterpart pages) in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both Parties need not sign the same counterpart.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers hereunto duly authorized, all as of the date first above written.

AMERICAN REALTY CAPITAL ADVISORS, LLC

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

ARC ADVISORY SERVICES, LLC

By:	/s/ Jesse C. Galloway
Name: Jesse C. Galloway
Title: Authorized Signatory

RCS CAPITAL CORPORATION

By:	/s/ James A. Tanaka
Name: James A. Tanaka
Title: Authorized Signatory

REALTY CAPITAL SECURITIES, LLC

RCS ADVISORY SERVICES, LLC

AMERICAN NATIONAL STOCK TRANSFER

By:	RCS Capital Corporation, its managing member

By:	/s/ James A. Tanaka
Name: James A. Tanaka
Title: Authorized Signatory